UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2016

HOLLYFRONTIER CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-03876	75-1056913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2828 N. Harwood, Suite 1300, Dallas, Texas 75201
(Address of Principal Executive Offices)

(214) 871-3555
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement

On March 22, 2016, HollyFrontier Corporation (the “Company”) completed the public offering of $250,000,000 in aggregate principal amount of the Company’s 5.875% Senior Notes due 2026 (the “Notes”) pursuant to an Underwriting Agreement dated March 15, 2016 (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mitsubishi UFJ Securities (USA), Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters listed in Schedule I thereto (together, the “Underwriters”). The Company filed a copy of the Underwriting Agreement as Exhibit 1.1 to its Current Report on Form 8-K filed on March 17, 2016. The Company offered the Notes pursuant to the Prospectus Supplement dated March 15, 2016, to the Prospectus dated November 20, 2015 (together, the “Prospectus”)

The Company issued the Notes pursuant to an indenture, dated March 22, 2016 (the “Base Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented with respect to the Notes by a supplemental indenture, dated March 22, 2016 (the “Supplemental Indenture”), among the Company and the Trustee. The Base Indenture and Supplemental Indenture, which includes the form of the Notes, are filed as Exhibit 4.1 and Exhibit 4.2, respectively hereto, and the terms and conditions thereof are incorporated herein by reference.

Item 8.01    Other Events.

The Company’s Computation of the Ratio of Earnings to Fixed Charges for each of the last five fiscal years is filed as Exhibit 12.1 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description
4.1	Indenture, dated as of March 22, 2016, between HollyFrontier Corporation and Wells Fargo Bank, National Association.
4.2	Supplemental Indenture, dated as of March 22, 2016, between HollyFrontier Corporation and Wells Fargo Bank, National Association.
5.1	Opinion of Vinson & Elkins L.L.P.
12.1	Computation of Ratio of Earnings to Fixed Charges.
23.1	Consent of Vinson & Elkins L.L.P. (contained in Exhibit 5.1 hereto).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLYFRONTIER CORPORATION

	By:	/s/ Douglas S. Aron
Douglas S. Aron
Executive Vice President and Chief Financial Officer

Dated: March 22, 2016

EXHIBIT INDEX

Exhibit No.	Exhibit Title
4.1	Indenture, dated as of March 22, 2016, between HollyFrontier Corporation and Wells Fargo Bank, National Association.
4.2	Supplemental Indenture, dated as of March 22, 2016, between HollyFrontier Corporation and Wells Fargo Bank, National Association.
5.1	Opinion of Vinson & Elkins L.L.P.
12.1	Computation of Ratio of Earnings to Fixed Charges.
23.1	Consent of Vinson & Elkins L.L.P. (contained in Exhibit 5.1 hereto).